                                                                    EXHIBIT 99.4

                         NOTICE OF GUARANTEED DELIVERY

                             TO TENDER OUTSTANDING
                          10.75% SENIOR NOTES DUE 2010
                                       OF

                             DOANE PET CARE COMPANY
      PURSUANT TO THE EXCHANGE OFFER AND PROSPECTUS DATED           , 2003

     As set forth in the Prospectus, dated           , 2003 (as the same may be
amended or supplemented from time to time, the "Prospectus") of Doane Pet Care Company (the "Company") under the caption "Exchange Offer -- Guaranteed Delivery Procedures" and in the Letter of Transmittal to tender 10.75% Senior Notes due 2010 of Doane Pet Care Company, this form or one substantially equivalent hereto must be used to accept the Exchange Offer (as defined below) if: (i) certificates for outstanding 10.75% Senior Notes due 2010 (the "Outstanding Notes") of the Company are not immediately available, (ii) time will not permit all required documents to reach the Exchange Agent on or prior to the Expiration Date (as defined below), or (iii) the procedures for book-entry transfer cannot be completed on or prior to the Expiration Date. This form may be delivered by facsimile transmission, by registered or certified mail, by hand, or by overnight delivery service to the Exchange Agent. See "Exchange
Offer -- Procedures for Tendering" in the Prospectus.

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
TIME, ON             , 2003 (THE "EXPIRATION DATE"), UNLESS THE EXCHANGE OFFER
IS EXTENDED BY THE COMPANY.

                 The Exchange Agent for the Exchange Offer is:

                            WILMINGTON TRUST COMPANY

            By Mail:                 By Overnight Courier and              By Facsimile:
                                          Hand Delivery:
    Wilmington Trust Company                                                302-636-4145
    1100 North Market Street         Wilmington Trust Company     (For Eligible Institutions Only)
      Rodney Square North            1100 North Market Street
   Wilmington, DE 19890-1615           Rodney Square North             Confirm By Telephone:
                                    Wilmington, DE 19890-1615
                                                                            302-636-6472

DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

LADIES AND GENTLEMEN:

     The undersigned hereby tenders to the Company, upon the terms and conditions set forth in the Prospectus and in the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the principal amount of Outstanding Notes set forth below pursuant to the guaranteed delivery procedures described in the Prospectus and in the Letter of Transmittal.

     The undersigned understands and acknowledges that the Exchange Offer will
expire at 5:00 p.m., New York City time, on           , 2003, unless extended by
the Company.

     All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

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                                  DESCRIPTION OF OUTSTANDING NOTES TENDERED
--------------------------------------------------------------------------------------------------------------
   Certificate Number(s) (if known) of
Outstanding Notes or Account Number at the     Aggregate Principal Amount             Principal Amount
           Book-Entry Facility                        Represented                         Tendered
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

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                                                         Total:                            Total:

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

                                      PLEASE SIGN AND COMPLETE
Signature(s):                                       Name(s):
  --------------------------------------------      -----------------------------------------------
Address:                                            Capacity (full title), if signing
--------------------------------------------        in a representative capacity:
                                                    ----------------------------
              ----------------------------------
              (Zip Code)
Area Code and Telephone Number:
----------------------------------------------------------------------------------------------------
                                                    Taxpayer Identification or Social
Dated:                                                Security Number:
------------------------------------------------    ------------------------------------
----------------------------------------------------------------------------------------------------

             THE GUARANTEE ON THE FOLLOWING PAGE MUST BE COMPLETED

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

                                   GUARANTEE

                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

     The undersigned, being a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States, or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees
(a) that the above named person(s) "own(s)" the Outstanding Notes tendered hereby within the meaning of Rule 14e-4 ("Rule 14e-4") under the Securities Exchange Act of 1934, as amended, (b) that such tender of such Outstanding Notes complies with Rule 14e-4, and (c) to deliver to the Exchange Agent the certificates representing the Outstanding Notes tendered hereby or confirmation of book-entry transfer of such Outstanding Notes into the Exchange Agent's account at The Depository Trust Company, in proper form for transfer, together with the Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other required documents, within three New York Stock Exchange trading days after the Expiration Date.

Name of Firm:
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Address:
--------------------------------------------------------------------------------

Area Code and Telephone No.:
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Authorized Signature:
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Name:
--------------------------------------------------------------------------------

Title:
--------------------------------------------------------------------------------

Dated:
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NOTE: DO NOT SEND CERTIFICATES OF OUTSTANDING NOTES WITH THIS FORM. CERTIFICATES
      OF OUTSTANDING NOTES SHOULD BE SENT ONLY WITH A LETTER OF TRANSMITTAL.

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